EXHIBIT 10.1

CTS CORPORATION

2.125% Convertible Senior Subordinated Notes due 2024

REGISTRATION RIGHTS AGREEMENT

May 11, 2004
New York, New York

        This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into by and between CTS Corporation, an Indiana corporation (the “Company”), and Bear, Stearns & Co. Inc. (the “Initial Purchaser”).

        The Company and the Initial Purchaser are parties to the Purchase Agreement, dated May 5, 2004 (the “Purchase Agreement”), which provides for the sale by the Company to the Initial Purchaser of $60,000,000 (or up to $70,000,000 to the extent the Initial Purchaser exercises its over-allotment option under the Purchase Agreement) aggregate principal amount of the Company’s 2.125% Convertible Senior Subordinated Notes due 2024 (the “Notes” or the “Securities”). The Securities will be convertible into fully paid, nonassessable shares of common stock, no par value, of the Company on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). As an inducement to the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchaser and its direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

        In consideration of the foregoing, the parties hereto agree as follows:

      1.        Definitions.

        Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

        “Additional Interest” has the meaning assigned thereto in Section 7(a) hereof.

        “Additional Shares” has the meaning assigned thereto in Section 7(a) hereof.

        “Affiliate” has the meaning assigned thereto in Rule 405 under the Securities Act.

        “Agreement” means this Registration Rights Agreement, as amended, modified or otherwise supplemented from time to time in accordance with the terms hereof.

        “Applicable Stock” has the meaning assigned thereto in Section 1.1 of the Indenture.

        “Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to close.

        “Capital Stock” of any corporation or company means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation or the capital of that company.

        “Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

        “Common Stock” means the common stock, no par value, of the Company as that stock exists on the date of this Agreement or any other shares of Capital Stock of the Company into which such Common Stock shall be reclassified or changed; provided, that after consummation of any transaction referred to in Section 12.4 of the Indenture, all references to “Common Stock” shall become references to Common Stock and/or “Applicable Stock,” as applicable.

        “Company” has the meaning assigned thereto in the preamble hereto.

        “Conversion Price” has the meaning assigned thereto in Section 1.1 of the Indenture.

         “Effective Time” means the time at which the Commission declares any Shelf Registration Statement effective or at which any Shelf Registration Statement otherwise becomes effective.

        “Effectiveness Period” has the meaning assigned thereto in Section 2(b)(i) hereof.

        “Effectiveness Target Date” has the meaning assigned thereto in Section 2(a) hereof.

        “Election and Questionnaire” means a Selling Securityholder Election and Questionnaire, which shall be substantially in the form of Appendix A hereto.

        “Election Holder” has the meaning assigned thereto in Section 3(a)(i) hereof.

        “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

        “Holder” means any person who owns, beneficially or otherwise, any Registrable Security.

        “Indenture” means the Indenture, dated as of May 11, 2004, between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”), pursuant to which the Securities are to be issued, and as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

        “Initial Purchaser” has the meaning assigned thereto in the preamble hereto.

        “Interest Payment Date” has the meaning assigned thereto in Section 1.1 of the Indenture.

        “Issue Date” means the first date of original issuance of the Securities.

        “Majority of Election Holders” has the meaning assigned thereto in Section 3(p) hereof.

        “Majority of Holders” means Holders holding more than 50% of the aggregate principal amount of the Securities outstanding; provided, that, for purpose of this definition, a Holder of shares of Common Stock that constitute Registrable Securities shall be deemed to hold an aggregate principal amount of Securities (in addition to the principal amount of Securities held by such Holder, if any) equal to the product of (i) the number of such shares of Common Stock that constitute Registrable Securities held by such Holder and (ii) the Conversion Price in effect at the time of such calculation as determined in accordance with the Indenture.

        “Notes” has the meaning assigned thereto in the preamble hereto.

        “Person” means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

        “Prospectus” means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

        “Purchase Agreement” has the meaning assigned thereto in the preamble hereto.

        “Registrable Securities” means all or any portion of the Securities issued from time to time under the Indenture and all of the shares of Common Stock issued upon conversion of such Securities until, in the case of any such securities, the earliest of:

    (i)        the date on which such security has been registered under the Securities Act and disposed of pursuant to an effective registration statement; provided that, if such security is a share of Common Stock issued upon conversion of a Security that has been so registered and disposed of, the date on which the Security that was converted was registered and disposed of;

    (ii)        the date on which such security is distributed to the public pursuant to Rule 144 under the Securities Act or may be sold or transferred by a person who is not an Affiliate of the Company pursuant to Rule 144 under the Securities Act (or any other similar provision then in force) without any volume or manner of sale restrictions thereunder; and

(iii) the date on which such securities cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

        “Registration Default” has the meaning assigned thereto in Section 7(a) hereof.

        “Registration Default Period” has the meaning assigned thereto in Section 7(a) hereof.

        “Securities” has the meaning assigned thereto in the preamble hereto.

        “Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

        “Shelf Filing Deadline” has the meaning assigned thereto in Section 2(a) hereof.

        “Shelf Registration” means a registration effected pursuant to Section 2 hereof.

        “Shelf Registration Statement” means a registration statement filed under the Securities Act by the Company pursuant to the provisions of Section 2 hereof, providing for the registration of, and the sale on a continuous or delayed basis pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission by the Holders of, all of the Registrable Securities for which Holders have properly completed, executed and delivered to the Company an Election and Questionnaire including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, and any additional registration statements filed under the Securities Act to permit the registration and sale of Registrable Securities pursuant to Section 3(a)(ii) hereof.

        “Suspension Period” has the meaning assigned thereto in Section 2(c) hereof.

        “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, or any successor thereto, and the rules, regulations and forms of the Commission promulgated thereunder, as in effect on the date the Indenture is qualified thereunder.

        “Underwriting Majority” means on any date, Holders holding at least 66 2/3% of the aggregate principal amount of the Securities outstanding on such date; provided, that for the purpose of this definition, a Holder of shares of Common Stock that constitute Registrable Securities when issued upon conversion of Securities shall be deemed to hold an aggregate principal amount of Securities (in addition to the principal amount of Securities held by such Holder, if any) equal to the product of (i) the number of such shares of Common Stock that are Registrable Securities held by such Holder and (ii) the Conversion Price in effect at the time of such calculation as determined in accordance with the Indenture.

        “Underwritten Offering” means an offering in which securities of the Company are sold to one or more underwriters for reoffering to the public.

      2.        Shelf Registration.

        (a)       The Company shall, no later than 90 calendar days following the Issue Date (the “Shelf Filing Deadline”), file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and, thereafter, shall use its reasonable best efforts to cause such initial Shelf Registration Statement to be declared effective under the Securities Act no later than 210 calendar days following the Issue Date (the “Effectiveness Target Date”); provided, however, that no Holder shall be entitled to be named as a selling securityholder in any Shelf Registration Statement as of the date it is declared effective or to use the Prospectus forming a part thereof for offers and resales of Registrable Securities unless such Holder is an Election Holder.

        (b)        Subject to Section 2(c) hereof, the Company shall use its reasonable best efforts:

    (i)        to keep any Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 3(j) hereof, in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of: (1) two years from the last date of original issuance of any Securities or (2) such shorter period ending on the date that (x) all of the Holders of Registrable Securities are able to sell all Registrable Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto, (y) all Registrable Securities registered under the Shelf Registration Statements have been disposed of in accordance with such Shelf Registration Statement and (z) all Registrable Securities have ceased to be outstanding (such period being referred to herein as the “Effectiveness Period”); and

    (ii)        after the Effective Time of the initial Shelf Registration Statement, after the receipt of a properly completed and signed Election and Questionnaire from any Holder of Registrable Securities that is not then an Election Holder, to take the actions provided for in Section 3(a)(ii) hereof.

        The Company shall be deemed not to have used its reasonable best efforts to keep any Shelf Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities under such Shelf Registration Statement during that period, unless such action is (A) required by applicable law and the Company thereafter promptly complies with the requirements of Section 3(j) below or (B) permitted pursuant to Section 2(c) below.

        (c)    After the Effective Time of the initial Shelf Registration Statement, the Company may suspend the use of any Prospectus by written notice to the Election Holders for a period or periods not to exceed an aggregate of 45 calendar days in any 90-calendar day period, and not to exceed 120 calendar days in any 360-day period (each such period, a “Suspension Period”) if:

    (i)        an event has occurred and is continuing as a result of which the Shelf Registration Statement would, in the Company’s judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(ii) the Company determines in good faith that the disclosure of such event at such time would have a material adverse effect on the Company and its subsidiaries taken as a whole;

provided, that in the event the disclosure relates to a proposed or pending material business transaction that is previously not disclosed publicly, the disclosure of which would impede the Company’s ability to consummate such transaction, the Company may extend a Suspension Period from 45 calendar days to 60 calendar days; provided, however, that any such extension of a Suspension Period shall be included in calculating the 120 calendar days referred to above; provided, further, that the Company need not specify the nature of the event giving rise to any such suspension in any such notice.

      3.        Registration Procedures.

        In connection with the Shelf Registration Statements, the following provisions shall apply:

    (a)        (i) Not less than 30 calendar days prior to the time the Company in good faith intends to have the initial Shelf Registration Statement declared effective, the Company shall distribute the Election and Questionnaire to the Holders of Registrable Securities. The Company shall take action to name as a selling securityholder in the initial Shelf Registration Statement at the time of its effectiveness each Holder that properly completes, executes and delivers an Election and Questionnaire to the Company at the address of the Company set forth in the Election and Questionnaire (an “Election Holder”) prior to or on the 20th calendar day after such Holder’s receipt thereof so that such Holder is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder’s Registrable Securities in accordance with applicable law. The Company shall not be required to take any action to name any Holder as a selling securityholder in the initial Shelf Registration Statement at the time of its effectiveness or to enable any Holder to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has returned a properly completed and signed Election and Questionnaire to the Company in a timely manner.

    (ii)        After the Effective Time of the initial Shelf Registration Statement, the Company shall, upon the written request of any Holder of Registrable Securities that is not then an Election Holder, promptly send an Election and Questionnaire to such Holder. After the Effective Time of the initial Shelf Registration Statement, the Company shall (A) after the date that a completed and signed Election and Questionnaire is delivered to the Company, prepare and file with the Commission (x) a supplement to the Prospectus as promptly as practicable or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement as promptly as reasonably practicable after the end of each fiscal quarter of the Company and (y) any other document required by applicable law, so that the Holder delivering such Election and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder’s Registrable Securities in accordance with applicable law, and (B) if the Company shall file a post-effective amendment to the Shelf Registration Statement, or an additional Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment or such additional Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable; provided, however, that if an Election and Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to take the actions set forth in this clause (ii)(B) until the termination of such Suspension Period.

        (b)        Before filing any Shelf Registration Statement or Prospectus or any amendments or supplements (other than supplements solely for the purpose of naming one or more Election Holders as selling securityholders) thereto with the Commission, the Company shall furnish to the Initial Purchaser copies of all such documents proposed to be filed and use its reasonable best efforts to reflect in each such document when so filed with the Commission such comments as the Initial Purchaser reasonably shall propose within five Business Days of the delivery of such copies to the Initial Purchaser.

        (c)        The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statements and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act, as in effect at any relevant time, (ii) each of the Shelf Registration Statements and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) each of the Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, in the form delivered to purchasers of the Registrable Securities during the Effectiveness Period does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (d)        The Company shall promptly give written notice to, in the case of clauses (i) and (ii) below, the Initial Purchaser, and, in the case of clause (ii) and the remaining clauses below, each Election Holder (which written notice pursuant to clauses (iv)-(vii) hereof shall be accompanied by an instruction to such Election Holders to suspend the use of the Prospectus until the requisite changes have been made, which written notice need not specify the nature of the event giving rise to such suspension):

(i) when the initial Shelf Registration Statement has been filed with the Commission;

(ii) when the initial Shelf Registration Statement has become effective;

    (iii)        when any Prospectus supplement, additional Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the Commission and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective by the Commission;

(iv) of any request by the Commission for amendments or supplements to any Shelf Registration Statement or the Prospectus included therein or for additional information;

(v) of the issuance by the Commission of any stop order suspending the effectiveness of any Shelf Registration Statement under the Securities Act or the initiation of any proceedings for such purpose;

    (vi)        of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

    (vii)        of the happening of any event or the existence of any state of facts that requires the making of any changes in any Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

    (e)        The Company shall use its reasonable best efforts to prevent the issuance, and, if issued, to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Shelf Registration Statement.

    (f)        As promptly as reasonably practicable furnish to the Initial Purchaser and to each Election Holder, upon their written request and without charge, at least one conformed copy of the applicable Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules but excluding all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by the Initial Purchaser or such Election Holder, as the case may be).

    (g)        The Company shall, during the Effectiveness Period, deliver to each Election Holder, without charge, as many copies of each Prospectus in which the Election Holder is listed as a selling securityholder included in the applicable Shelf Registration Statement and any amendment or supplement thereto as such Election Holder may reasonably request; and the Company consents (except during a Suspension Period or during the continuance of any event or any other state of facts described in Section 3(d)(iv)-(vii) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Election Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

    (h)        Prior to any offering of Registrable Securities pursuant to a Shelf Registration Statement, the Company shall:

    (i)        register or qualify or cooperate with the Election Holders or underwriter, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Election Holder may reasonably request;

    (ii)        keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary during the Effectiveness Period to enable any Election Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement; and

(iii) take any and all other actions necessary or reasonably advisable to enable the offer and sale in such jurisdictions of such Registrable Securities;

provided, however, that in no event shall the Company be obligated to (A) register or qualify as a foreign corporation or as a dealer of securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(h) or (B) subject itself to general or unlimited service of process or to taxation in any such jurisdiction if (or to the extent) it is not now so subject.

    (i)        Unless the Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Election Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement, which certificates, if so required by any securities market or exchange upon which any Registrable Securities are listed or quoted, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Election Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

    (j)        During the Effectiveness Period, upon the occurrence of any fact or event contemplated by Sections 3(d)(iv)-(vii) above, subject to Section 2(c) hereof, the Company shall promptly, but in any event within five Business Days following such occurrence, prepare, file and, in the case of a post-effective amendment, have declared effective a post-effective amendment to any Shelf Registration Statement, a supplement to the related Prospectus included therein or a report with the Commission pursuant to Section 13(a), 13(c) or 14 of the Exchange Act so that, as thereafter delivered to Election Holders or purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will otherwise be effective and usable for resale of Registrable Securities during the Effectiveness Period. If the Company notifies the Election Holders of the occurrence of any fact or event contemplated by Section 3(d)(iv)-(vii) above, the Election Holders shall immediately suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

    (k)        Not later than the Effective Time of a Shelf Registration Statement, the Company shall obtain a CUSIP number for the Securities to be sold pursuant to a Shelf Registration Statement, and provide the Trustee with printed certificates for the Securities in a form eligible for deposit with The Depository Trust Company.

    (l)        The Company shall make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), or such shorter period as required by the Securities Act and the Exchange Act, as in effect at any relevant time, commencing on the first day of the first fiscal quarter of the Company commencing after (i) the Effective Time of a Shelf Registration Statement, (ii) the effective date of each post-effective amendment to such Shelf Registration Statement or (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in such Shelf Registration Statement, which statements shall cover such 12-month periods.

    (m)        Not later than the Effective Time of the initial Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee and the Holders (as defined in the Indenture) of the Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use its reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

    (n)        The Company shall enter into such customary agreements (including, if requested, an underwriting agreement) and take all such other actions, if any, reasonably requested in connection therewith in order to expedite or facilitate disposition of such Registrable Securities, including, without limitation, in connection with the effectiveness of the initial Shelf Registration Statement, furnishing to:

    (i)        each Election Holder, a certificate, dated the date of the Effectiveness Time of the initial Shelf Registration Statement, signed by (x) the Chief Executive Officer or Executive Vice President and (y) the Chief Financial Officer of the Company confirming, as of the date thereof, such matters as such Election Holders may reasonably request in writing; and

    (ii)        the Board of Directors, customary comfort letter(s), dated the date of the Effectiveness Time of the initial Shelf Registration Statement, from the Company’s independent accountants and from any other accountants whose report is contained or incorporated by reference in such Shelf Registration Statement, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities.

    (o)        If an underwriting agreement is entered into and the offering is an Underwritten Offering, the Company shall:

    (i)        upon request, furnish to each underwriter, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Registrable Securities in an Underwritten Offering:

    (A)        a certificate, dated the date of such closing, signed by (x) the Chief Executive Officer or Executive Vice President and (y) the Chief Financial Officer of the Company confirming, as of the date thereof, such matters as such parties may reasonably request;

    (B)        opinions, each dated the date of such closing, of counsel to the Company covering such matters as are customarily covered in legal opinions to underwriters in connection with primary underwritten offerings of securities; and

    (C)        customary comfort letter(s), dated the date of such closing, from the Company’s independent accountants and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities;

(ii) set forth in full in the underwriting agreement, if any, customary indemnification provisions and procedures; and

    (iii)        deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Election Holders pursuant to this Section 3(o).

    (p)        The Company shall (i) make reasonably available for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Registrable Securities are included in a Shelf Registration Statement (the “Majority of Election Holders”), any underwriter participating in any disposition pursuant to any Shelf Registration Statement, and any attorney, accountant or other agent retained by such Election Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) cause the Company’s officers, directors, employees and auditors to supply all relevant information reasonably requested by such Majority of Election Holders or any such underwriter, attorney, accountant or other agent in connection with such Shelf Registration Statement, in each case, as is reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that such persons shall, at the Company’s request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless such disclosure is required by law (including, without limitation, in connection with the disposition of Registrable Securities pursuant to a Shelf Registration Statement) or is made in connection with a court proceeding, or such records, information or documents become available to the public generally or lawfully through a third party without an accompanying obligation of confidentiality; and provided, further, that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Election Holders and the other parties entitled thereto by one counsel designated by such Majority of Election Holders and on behalf of the Election Holders and the other parties.

    (q)        If requested by the underwriters in an Underwritten Offering, make appropriate officers of the Company reasonably available to the underwriters for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary “road show” material in a manner consistent with other new issuances of other securities similar to the Registrable Securities.

    (r)        The Company will use its reasonable best efforts to cause the Common Stock issuable upon conversion of the Securities to be listed on the New York Stock Exchange or listed or quoted on the other market or stock exchange on which the Common Stock primarily trades on or prior to the Effective Time of each Shelf Registration Statement hereunder.

    (s)        The Company will cooperate and assist in any filings or by taking any other actions required to be made or taken with or by National Association of Securities Dealers, Inc.

    (t)        The Company will use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by each Shelf Registration Statement contemplated hereby.

    4.        Registration Expenses.

        The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2 and 3 of this Agreement, whether or not any Shelf Registration Statement is declared effective. Such fees and expenses shall include, without limitation:

    (i)        all registration and filing fees and expenses (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws to the extent such filings or compliance are required pursuant to this Agreement (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications or exemptions of the Registrable Securities under the laws of such jurisdictions as the Majority of Election Holders may designate));

    (ii)        all expenses of printing (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), duplication relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, messenger and delivery services and telephone;

    (iii)        all fees and expenses incurred in connection with the listing of the Common Stock issuable upon conversion of the Securities on any securities exchange on which similar securities of the Company are then listed;

(iv) all fees and disbursements of counsel for the Company;

    (v)        all fees and disbursements of independent certified public accountants or auditors of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); and

(vi) all reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock.

        In addition, the Company shall bear or reimburse the Election Holders for the reasonable fees and disbursements of one firm of legal counsel (up to $30,000) for the Holders, which shall initially be counsel to the Initial Purchaser, but which may, with the written consent of the Company (such consent shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Initial Purchaser; provided, that the $30,000 maximum on fees and disbursements of counsel shall not apply in the event of an Underwritten Offering. The selling commissions including any underwriting discounts and commissions, shall be borne by the selling Election Holders.

        In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

      5.         Indemnification and Contribution.

    (a)        Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, such Holder’s officers, directors, partners and employees and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim made whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon:

    (i)        any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof; or

    (ii)        the omission or alleged omission to state in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof any material fact required to be stated therein or necessary to make the statements therein (in the case of any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof, in light of the circumstances under which they were made) not misleading;

provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party expressly for use therein; and provided, further, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder who failed to deliver a Prospectus (as then amended or supplemented, provided by the Company to the Holders in the requisite quantity and on a timely basis to permit proper delivery on or prior to resale) to the person asserting any loss, claim, damage, liability or expense caused by the untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured, as determined by a court of competent jurisdiction, in such Prospectus and such Prospectus was required by law to be delivered at or prior to the written confirmation of the resale of such Registrable Securities to such person. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any indemnified party. The Company also shall indemnify underwriters, their directors and officers and each person who controls such underwriters within the meaning of the Securities Act or Exchange Act substantially to the same extent as provided above with respect to the indemnification of Holders if requested by such Holders.

    (b)        Indemnification by the Holders. Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors and employees of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses whatsoever as incurred (including, but not limited to, reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim made whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or action in respect thereof) arise out of, or are based upon:

    (i)        any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof; or

    (ii)        the omission or alleged omission to state in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof any material fact required to be stated therein or necessary to make the statements therein (in the case of any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder expressly for use therein. The foregoing indemnity agreement is in addition to any liability that any Holder may otherwise have to any indemnified party.

    (c)        Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 5, except to the extent, but only to the extent, that it has been materially prejudiced (including the forfeiture of important rights and defenses). If any such claim or action is brought against any indemnified party, and it notifies the indemnifying party thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel (but, in any case, only one counsel for all indemnified parties) in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless:

    (i)        the employment of such counsel has been authorized in writing by the indemnifying party;

(ii) such indemnifying party shall not have employed counsel to take charge of the defense of such action within a reasonable time after written notice thereof;

(iii) the indemnifying party does not diligently defend the action after assumption of the defense; or

    (iv)        such indemnified party shall have reasonably concluded that the representation of such indemnified party by the same counsel representing the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them or where there may be one or more defenses reasonably available to such indemnified party that are different from, additional to or in conflict with those available to the indemnifying party, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party as incurred.

The indemnified parties agree that if there are multiple claims against an indemnifying party that are substantially similar, such parties shall, to the extent practicable, consolidate such claims into one legal proceeding. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld or delayed), effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 5 (whether or not the indemnified party or parties are actual or potential parties thereto) unless (x) such settlement, compromise or judgment (i) includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any unlawful failure to act by or on behalf of such indemnified party and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

    (d)        Contribution. If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in subsection (a) or (b) above:

    (i)        in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other hand, from the registration and sale of the Registrable Securities pursuant to the Shelf Registration Statement; or

    (ii)        if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and a Holder, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of the Securities purchased under the Purchase Agreement (net of discounts but before deducting expenses) received by the Company bear to (ii) the excess of the gross proceeds received by such Holder with respect to its resale of Registrable Securities over the price paid by such Holder in its purchase of such Registrable Securities. The relative fault of the Company, on the one hand, and of a Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount paid as a result of the losses, claims, damages, liabilities or expenses incurred by an indemnified party and referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending against any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), (i) in no case shall any Holder be required to contribute any amount in excess of the amount by which the gross proceeds received by such Holder from its sale of Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5(d), each person, if any, who controls a Holder within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Holder and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company. The Holders’ respective obligations to contribute pursuant to this Section 5 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Registration Statement and not joint. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

    (e)        The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, or (ii) any investigation made by or on behalf of any indemnified party.

      6. Holder’s Obligations.

        Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a properly completed and signed Election and Questionnaire (including the information required to be included in such Election and Questionnaire) and the information set forth in the next sentence. Each Election Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Election Holder correct and not misleading and any other information regarding such Election Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Election Holder shall constitute a representation and warranty by such Election Holder that (x) the information relating to such Election Holder and its plan of distribution is as set forth in the Prospectus delivered by such Election Holder in connection with such disposition, (y) such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Election Holder or its plan of distribution and (z) such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by such Election Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in light of the circumstances under which they were made, not misleading.

        7.         Additional Interest.

    (a)        If:

(i) on or prior to the Shelf Filing Deadline, a Shelf Registration Statement has not been filed with the Commission;

    (ii)        on or prior to the Effectiveness Target Date, the initial Shelf Registration Statement has not been declared effective by the Commission (and include, without limitation, any information with respect to an Election Holder that has properly completed, executed and delivered an Election and Questionnaire prior to or on the 20th calendar day after such Holder’s receipt thereof that is required so that such Holder is named as a selling securityholder in the initial Shelf Registration Statement and is permitted to deliver the Prospectus forming a part thereof to purchasers of such Holder’s Registrable Securities);

    (iii)        after the Effective Time of any Shelf Registration Statement, such Shelf Registration Statement ceases to be effective or usable for the offer and sale of Registrable Securities (other than due to a Suspension Period), and the Company fails to file and, in the case of a post-effective amendment, have declared effective, within five Business Days, a post-effective amendment to such Shelf Registration Statement, a supplement to the Prospectus contained therein or a report with the Commission pursuant to Section 13(a), 13(c) or 14 of the Exchange Act to make such Shelf Registration Statement effective or such Prospectus usable;

    (iv)        prior to or on the 45th calendar day or 60th calendar day, as the case may be, of any Suspension Period, such suspension has not been terminated, or Suspension Periods exceed an aggregate of 120 calendar days in any 360-calendar day period; or

(v) the Company shall have failed to timely comply with any of its obligations set forth in Section 3(a)(ii) hereof;

(each such event referred to in clauses (i) through (v), a “Registration Default”), the Company shall be required to pay additional interest (“Additional Interest”), from and including the day following such Registration Default to but excluding the earlier of (x) the day on which such Registration Default is cured and (y) the date the Shelf Registration Statement is no longer required to be kept effective (the “Registration Default Period”), at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount of the Registrable Securities that are Securities to and including the 90th calendar day following such Registration Default, and one-half of one percent (0.50%) thereof from and after the 91st calendar day following such Registration Default. In the event any Registrable Securities that are Securities are converted into shares of Common Stock during a Registration Default Period, in lieu of Additional Interest, the Company will deliver to each Holder converting during the Registration Default Period, with respect to the portion of the conversion obligation the Company settles in Common Stock, 103% of the number of shares of Common Stock the Holder would have otherwise received upon conversion (“Additional Shares”).

    (b)        Any amounts to be paid as Additional Interest pursuant to Section 7(a) hereof shall be paid in cash semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date following the date on which such Additional Interest began to accrue, to the Holders in whose name the Securities are registered at the close of business on the April 15 or October 15, whether or not a Business Day, immediately preceding the relevant Interest Payment Date. Such Additional Interest shall be calculated and paid in the same manner as interest is paid under the Indenture in respect of the Notes

    (c)        Except as provided in Section 10(a) hereof, the Additional Interest or Additional Shares, as the case may be, as set forth in this Section 7 shall be the exclusive remedy available to the Holders of Registrable Securities for any Registration Default. In no event shall the Company be required to pay Additional Interest in excess of a rate per annum equal to one-quarter of one percent (0.25%) of the principal amount of the Registrable Securities that are Securities to and including the 90th calendar day following such Registration Default, and a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st calendar day following such Registration Default, as set forth in Section 7(a), regardless of whether one or multiple Registration Defaults exist. All obligations of the Company set forth in this Section 7 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such Registrable Security shall have been satisfied in full. Each Registration Default will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

8. Rule 144A.

        In the event the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company hereby agrees with each Holder, for so long as any Registrable Securities remain outstanding, to make available to any Holder in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

9. Underwritten Offerings.

    (a)        An Underwriting Majority may, by written notice to the Company, sell its Registrable Securities in an Underwritten Offering pursuant to any Shelf Registration Statement; provided, that no Underwritten Offering shall occur without the prior agreement of the Company.

    (b)        No Holder may participate in any Underwritten Offering hereunder unless such Holder:

    (i)        agrees to sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the majority of the Holders (calculated in the same manner as an Underwriting Majority) participating in such Underwritten Offering (the “Participating Majority”); and

    (ii)        completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

    (c)        In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Participating Majority to be included in such Underwriting Offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

10. Miscellaneous.

    (a)        Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform its obligations hereunder and that the Initial Purchaser and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchaser and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Election Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

    (b)        Amendments and Waivers. Except as provided in the next three sentences, this Agreement, including this Section 10(b), may be amended, modified or supplemented and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and a Majority of Holders. In the event of a merger or consolidation or sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company and its subsidiaries on a consolidated basis, the Company shall procure the assumption of its obligations under this Agreement (which it is understood and agreed shall include the registration of any other Applicable Stock on substantially the same terms as provided for the registration of the Common Stock) by the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person who acquires by sale, assignment, conveyance, transfer, lease or other disposition all or substantially all of the properties and assets of the Company and its Subsidiaries on a consolidated basis and this Agreement may be amended, modified or supplemented without the consent of any Holders to provide for such assumption of the Company’s obligations hereunder (including the registration of any other Applicable Stock). Without the consent of each Holder of Securities, no amendment or modification may change the provisions relating to the payment of Additional Interest or the requirement to issue additional shares of Common Stock during a Registration Default Period.

        Each Holder of Registrable Securities outstanding at the time of any amendment, modification, supplement, waiver or consent or thereafter shall be bound by any amendment, modification, supplement, waiver or consent effected pursuant to this Section 10(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

    (c)        Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

    (x)        if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company;

    (y)        if to the Company, to:

CTS Corporation 905 West Boulevard North Elkhart, Indiana 46514 Attention: Chief Financial Officer Facsimile: (574) 293-0251

with a copy (that shall not constitute notice) to:

Jones Day 77 West Wacker Chicago, IL 60601-1692 Attention: Elizabeth C. KitslaarFacsimile: (312) 269-4114

and

    (z)        if to the Initial Purchaser, to:

Bear, Stearns & Co. Inc. 383 Madison Avenue New York, New York 10179 Attention: Stephen Parish Facsimile: (212) 272-3485

or to such other address as such person may have furnished to the other persons identified in this Section 10(c) in writing in accordance herewith.

    (d)        Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Election Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities that are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by, the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if an Election Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

    (e)        Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

    (f)        Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    (g)        Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

    (h)        Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

    (i)        Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Election Holder, any director, officer or partner of such Election Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Election Holder.

    (j)        Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its Affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[signature page follows]

Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

Very truly yours,
CTS Corporation, an Indiana corporation

By: _________________________
Name: Title:

Accepted as of the date hereof:

BEAR, STEARNS & CO. INC.

By:  _________________________

Name:
Title:

APPENDIX A

CTS CORPORATION

FORM OF NOTICE OF REGISTRATION STATEMENT AND

SELLING SECURITYHOLDER ELECTION AND QUESTIONNAIRE

Notice

        CTS Corporation (the “Company”) has filed, or intends shortly to file, with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-3 or such other Form as may be available (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s 2.125% Convertible Senior Subordinated Notes due 2024 (CUSIP No. 126501 AA 3) (the “Notes”), and common stock, no par value, issuable upon conversion thereof (the “Shares” and together with the Notes, the “Transfer Restricted Securities”) in accordance with the terms of the Registration Rights Agreement, dated as of May 11, 2004 (the “Registration Rights Agreement”) between the Company and Bear, Stearns & Co. Inc. A copy of the Registration Rights Agreement is available from the Company. All capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Registration Rights Agreement.

        To sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a Selling Securityholder in the related Prospectus, deliver a Prospectus to purchasers of Transfer Restricted Securities, be subject to certain civil liability provisions of the Securities Act and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification rights and obligations, as described below). To be included in the Shelf Registration Statement, this Election and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein for receipt prior to or on the 20th calendar day from the receipt hereof (the “Election and Questionnaire Deadline”). Beneficial Owners that do not complete this Election and Questionnaire and deliver it to the Company prior to the Election and Questionnaire Deadline as provided below will not be named as Selling Securityholders in the Shelf Registration Statement at the time it is declared effective and, therefore, will not be permitted to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement until we prepare and file a prospectus supplement or, if required, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement.

        Certain legal consequences arise from being named as a Selling Securityholder in the Shelf Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Securityholder in the Shelf Registration Statement and the related Prospectus.

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ELECTION

        The undersigned holder (the “Selling Securityholder”) of Transfer Restricted Securities hereby elects to include in the Prospectus forming a part of the Shelf Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item III (unless otherwise specified under Item III). The undersigned, by signing and returning this Election and Questionnaire, understands that it will be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Election and Questionnaire and the Registration Rights Agreement.

        Pursuant to the Registration Rights Agreement, the Selling Securityholder has agreed to indemnify and hold harmless the initial purchaser, the Company and each person, if any, who controls any such parties within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1984, as amended (the “Exchange Act”), and each of their respective directors, officers, employees, representatives and agents, from and against certain losses arising in connection with statements concerning the Selling Securityholder made in the Shelf Registration Statement or the related Prospectus, or any amendment or supplement thereto or any state securities or “Blue Sky” applications in reliance upon the information provided in this Election and Questionnaire.

        The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

I.	A.	Full legal name of Selling Securityholder:

B.	Full legal name of registered holder (if not the same as (A) above) through which Transfer Restricted Securities listed in Item III are held:

C.	Is the Selling Securityholder an SEC-reporting company? If so, list below the individual or individuals who exercise dispositive powers with respect to the Notes, and the voting and/or dispositive powers with respect to the Shares.

D.	Full legal name of DTC participant (if applicable and if not the same as (B) above) through which Transfer Restricted Securities listed in Item III are held:

E.	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act? (Please answer “Yes” or “No.”)

F.	If your response to (E) above is “No,” are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act? (Please answer “Yes” or “No.”) For the purposes of this item (F), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any of the individuals employed by such broker-dealer or its affiliates.

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II.     Address for notices to Selling Securityholders:

      Telephone:________________

      Fax:_____________________

      Contact Person: _______________

III.     Beneficial ownership of Transfer Restricted Securities:

A.	Type of Transfer Restricted Securities beneficially owned, and principal amount of Notes or number of shares of Common Stock, as the case may be, beneficially owned:

B.	CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

IV.     Beneficial ownership of the Company’s securities owned by the Selling Securityholder:

EXCEPT AS SET FORTH BELOW IN THIS ITEM IV, THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN THE TRANSFER RESTRICTED SECURITIES LISTED ABOVE IN ITEM III (“Other Securities”).

A.	Type and amount of Other Securities beneficially owned by the Selling Securityholder:

B.	CUSIP No(s). of suchOther Securities beneficially owned:

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V. Relationship with the Company

A.	Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or their predecessors or affiliates) during the past three years.

        State any exception here:

B.	If the Selling Securityholder is a registered broker-dealer, except as set forth below, (i) neither the undersigned nor any of its affiliates has purchased the Transfer Restricted Securities other than in the ordinary course of business, and (ii) at the time of the purchase of the Transfer Restricted Securities to be registered, there was no agreement or understanding, written or otherwise, with any person to distribute any such Transfer Restricted Securities.

        State any exception here:

VI.     Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item III pursuant to the Shelf Registration Statement only as follows (if at all). Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

1.	on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale;

2.	in the over-the-counter market;

3.	in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

4.	through the writing of options.

In connection with sales of the Transfer Restricted Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities. State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of the Company.

4

        We advise each Selling Securityholder of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Election and Questionnaire, the Selling Securityholder will be deemed to be aware of the foregoing interpretation.

        By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees it will comply, with the prospectus delivery requirements and other provisions of the Securities Act and the Exchange Act and the respective rules and regulations promulgated thereunder, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

        If the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item III above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Election and Questionnaire and the Registration Rights Agreement.

        By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items I through VI above and the inclusion of such information in the Shelf Registration Statement, the related Prospectus and any state securities or “Blue Sky” applications. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement, the related Prospectus and any state securities or “Blue Sky” applications.

        In accordance with the Selling Securityholder’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

        Once this Election and Questionnaire is executed by the Selling Securityholders and received by the Company, the terms of this Election and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item III above. This Election and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts-of-laws provisions thereof.

        IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Election and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:	Beneficial Owner

By: _________________________
Name: Title:

5

        Please return the completed and executed Election and Questionnaire for receipt PRIOR TO OR ON THE 20TH CALENDAR DAY FROM RECEIPT HEREOF to:

CTS Corporation
905 West Boulevard North
Elkhart, Indiana 46514
Attention: Investor Relations

with a copy to:

Jones Day
77 West Wacker
Chicago, IL 60601-1692
Attention: Elizabeth C. Kitslaar

6

EXHIBIT 1 TO ANNEX A

NOTICE TO TRANSFER PURSUANT

TO REGISTRATION STATEMENT

CTS Corporation905
West Boulevard NorthElkhart,
Indiana 46514

Re: CTS Corporation (the “Company”)

      2.125% Convertible Senior Subordinated Notes due 2024 (the “Notes”)

To Whom It May Concern:

        Please be advised that __________ has transferred $__________ aggregate principal amount of the above-referenced Notes or ___________ shares of the Company’s common stock issued on conversion of Notes, pursuant to the Registration Statement on Form S-3 (File No. 333- ) filed by the Company.

        We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above named beneficial owner of the Notes or common stock is named as a selling securityholder in the prospectus dated ___________, or in amendments or supplements thereto, and that the aggregate principal amount of the Notes or number of shares of common stock transferred are [all or a portion of] the Notes or common stock listed in such prospectus, as amended or supplemented, opposite such owner’s name.

Very truly yours,
[name]
By: _________________________
(Authorized Signature)

Dated: